EXHIBIT 10.01



                            FIRST AMENDMENT
                                TO THE
                          II-VI INCORPORATED
                         AMENDED AND RESTATED
                    EMPLOYEE'S STOCK PURCHASE PLAN


     ADOPTED AND APPROVED this 2nd day of February, 1996, but effective as of February 1, 1996.

     WHEREAS, II-VI INCORPORATED (hereinafter, "II-VI") established the II-VI INCORPORATED EMPLOYEES' STOCK PURCHASE PLAN
(hereinafter, "Plan") on January 1, 1974;

     WHEREAS, the Plan was amended and restated by II-VI in October 1982 and again in October 1987;

     WHEREAS, II-VI desires to further amend the Plan in certain respects;

     NOW, THEREFORE, pursuant to the power reserved in Section 16 of the Plan, II-VI, intending to be legally bound, hereby amends the Plan as follows:

     FIRST: Subparagraph (f) of Section 2 of the Plan is hereby deleted and shall be replaced by the the following new subparagraph:
          "(f) 'Employee' shall mean any person, including any officer or director, who is employed by II-VI or employed by any subsidiary corporation owned and controlled by II-VI."

     SECOND: In all other respects, the Plan is ratified, confirmed and approved.